UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2006

LANTRONIX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-16027	33-0362767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15353 Barranca Parkway, Irvine, California 92618
(Address of Principal Executive Offices)        (Zip Code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 Item 2.02  Results of Operations and Financial Condition

On February 9, 2006, Lantronix, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended December 31, 2005, reaffirming its annual guidance for the 2006 fiscal year, and announcing possible settlements of the two remaining private securities lawsuits arising from the Company’s financial restatement announced in 2002.  The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except if the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

  (d)  Exhibits

Exhibit No. Description

99.1	Press Release issued by Lantronix, Inc. on February 9, 2006, announcing its financial results for the fiscal quarter ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2006	LANTRONIX, INC.,
a Delaware corporation

	By:	/S/ JAMES W. KERRIGAN
	Name:	James W. Kerrigan
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.     Description

99.1	Press Release issued by Lantronix, Inc. on February 9, 2006, announcing its financial results for the fiscal quarter ended December 31, 2005.